Trade and Other Payables (Tables)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Summary of Trade and Other Payables

	United States Dollar
Figures in millions unless otherwise stated	2018	2017	2016
TRADE AND OTHER PAYABLES
Trade payables	145.9	190.8
Accruals and other payables	236.7	238.8
Payroll payables	44.3	51.7
Gold, copper and foreign exchange derivative contracts[1]	22.6	3.3
Leave pay accrual	43.0	42.5
Interest payable on loans	10.5	10.2
Deferred consideration – refer note 16.2	—	11.2

Total trade and other payables	503.0	548.5

[1]

Comprises US$12.3 million (2017: US$nil) relating to Australian gold derivative contracts, US$1.6 million (2017: US$nil) relating to gold derivative contracts at South Deep, US$8.7 million (2017: US$nil) relating to Australian foreign exchange derivative contracts and US$nil (2017: US$3.3 million) relating to Peruvian copper derivative contracts. Refer note 38 for further details.